UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 9, 2005
Date of earliest event reported: December 7, 2005

TRANSATLANTIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-10545 (Commission File Number)	13-3355897 (I.R.S. Employer Identification No.)
80 Pine Street New York, NY (Address of principal executive offices)	10005 (Zip Code)

(212) 770-2000

(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  MATERIAL DEFINITIVE AGREEMENT

On December 7, 2005, Transatlantic Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $300,000,000 aggregate principal amount of its 5.75% Senior Notes due 2015 (the “Senior Notes”) at a purchase price of 98.962% of the aggregate principal amount thereof, in accordance with the terms and conditions set forth in the Underwriting Agreement.

On December 7, 2005, the Company entered into a letter agreement (the “AIG Letter Agreement”) with American International Group, Inc. (“AIG”) and AIG Global Investment Corp., as investment advisor to the Designated Subsidiaries of AIG named therein, pursuant to which the Company agreed to issue and sell directly to certain subsidiaries of AIG, concurrently with the proposed public offering by the Company of $300,000,000 aggregate principal amount of Senior Notes, $450,000,000 aggregate principal amount of Senior Notes at a purchase price of 99.512% of the aggregate principal amount thereof, in accordance with the terms and conditions set forth in the AIG Letter Agreement.

The sale of the Senior Notes has been registered with the Securities and Exchange Commission (the “Commission”) in a registration statement on Form S-3, File No. 333-130111 (the “Registration Statement”). The terms of the Senior Notes are described in the Company’s Prospectus dated December 2, 2005, as supplemented by a final Prospectus Supplement dated December 7, 2005, as filed with the Commission on December 9, 2005, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The closing of the sale of the Senior Notes is expected to occur on December 14, 2005, subject to customary closing conditions. The Company estimates that the net proceeds from the sale of Senior Notes, after deducting the Underwriters’ discounts and commissions and estimated offering expenses, will be approximately $743,234,750.

Copies of the Underwriting Agreement and the AIG Letter Agreement are attached as Exhibits 1.1 and 1.2 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
1.1

Underwriting Agreement, dated December 7, 2005, among the Company, Banc of America Securities LLC and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, relating to the Senior Notes.

1.2	Letter Agreement, dated December 7, 2005, among the Company and AIG, relating to the Senior Notes to be sold by the Company directly to certain subsidiaries of AIG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2005

TRANSATLANTIC HOLDINGS, INC. (Registrant)

By:	/s/ Steven S. Skalicky
Name: Steven S. Skalicky
Title: Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1

Underwriting Agreement, dated December 7, 2005, among the Company, Banc of America Securities LLC and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, relating to the Senior Notes.

1.2	Letter Agreement, dated December 7, 2005, among the Company, AIG and AIG Global Investment Corp., relating to the Senior Notes to be sold by the Company directly to certain subsidiaries of AIG.